UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02405

Name of Fund: Merrill Lynch Balanced Capital Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 03/31/05

Item 1 - Report to Stockholders

                             Merrill Lynch
                             Balanced Capital
                             Fund, Inc.

                             Semi-Annual Report
                             March 31, 2005

Merrill Lynch Balanced Capital Fund, Inc.

Portfolio Information as of March 31, 2005

Ten Largest Common                                                    Percent of
Stock Holdings                                                        Net Assets
--------------------------------------------------------------------------------
International Business
   Machines Corp. ...................................................     1.6%
Wells Fargo & Co. ...................................................     1.5
Prudential Financial, Inc. ..........................................     1.5
Murphy Oil Corp. ....................................................     1.5
General Electric Co. ................................................     1.5
Kimberly-Clark Corp. ................................................     1.5
Citigroup, Inc. .....................................................     1.5
Nestle SA Registered Shares .........................................     1.4
Microsoft Corp. .....................................................     1.4
Tyco International Ltd. .............................................     1.4
--------------------------------------------------------------------------------

Five Largest                                                          Percent of
Industries*                                                           Net Assets
--------------------------------------------------------------------------------
Oil & Gas ..........................................................      5.9%
Insurance ..........................................................      4.0
Food Products ......................................................      3.9
Aerospace & Defense ................................................      3.3
Media ..............................................................      3.2
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                     Percent of
                                                                        Total
Asset Mix                                                            Investments
--------------------------------------------------------------------------------
Domestic Common Stocks .............................................    59.0%
Fixed Income Mutual Funds ..........................................    33.7
Foreign Common Stocks ..............................................     3.7
Other* .............................................................     3.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                    6-month      12-month
===========================================================================================
U.S. equities (Standard & Poor's 500 Index)                           + 6.88%       + 6.69%
-------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                          + 8.00        + 5.41
-------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)       +15.13        +15.06
-------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                   + 0.47        + 1.15
-------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)        + 1.21        + 2.67
-------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)        + 3.39        + 7.84
-------------------------------------------------------------------------------------------

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation. In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005         3

A Discussion With Your Fund's Portfolio Managers

      The Fund's asset allocation proved favorable, and both the equity and fixed income components of the portfolio outperformed their respective market benchmarks for the period.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2005, Merrill Lynch Balanced Capital Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +5.10%, +4.71%, +4.73%, +5.26% and +5.00%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's 500 (S&P
500) Index returned +6.88%, the benchmark Lehman Brothers Aggregate Bond Index returned +.47%, and the Lipper Balanced Funds category of mutual funds had an average return of +5.01%. (Funds in this Lipper category seek to conserve principal by maintaining a balanced portfolio of stocks and bonds.)

U.S. financial markets provided positive returns over the past six months as strong gains in the first half of the period more than offset weakness in the second half. In the fourth quarter of 2004, markets staged a solid advance as undisputed election results, moderating oil prices, continued strong economic growth and indications of another robust quarter for corporate earnings drove stock prices higher. The fixed income market also delivered positive returns in the fourth quarter based on growing expectations that the Federal Reserve Board (the Fed) was nearing the end of its monetary policy initiatives. As we entered 2005, however, U.S. financial markets began to encounter numerous headwinds as rising interest rates, sharply higher energy prices, accelerating inflation and concerns over the possibility of slower corporate profit growth later in the year combined to depress stock and bond prices.

Within the equity market, the value style of investing outpaced the growth style, with the S&P 500 Barra Value Index gaining 7.27% while the S&P 500 Barra Growth Index rose 6.49%. Nevertheless, all indexes, styles and market capitalization categories participated in the rally, with many delivering double-digit returns. In the fixed income market, the corporate and high yield sectors posted the largest gains.

What factors contributed most to performance?

Asset allocation remained favorable and both equity and fixed income investments outperformed their respective benchmarks for the period. Within the equity portfolio, our underweight position and good stock selection in the consumer discretionary sector was the most significant driver of results, led by strong gains in retailers Office Depot, Inc. and Limited Brands and by improved results from media and entertainment companies Walt Disney Co. and Comcast Corp. Our overweight position and good stock selection in the energy sector, by far the best performing sector in the market during the period, also helped deliver superior results, led by better than 30% returns from EnCana Corp. and Devon Energy. Finally, good stock selection in the diversified industrial sector also contributed favorably, led by positive returns from transportation companies Burlington Northern Santa Fe Corp. and CSX Corp. These areas of outperformance more than offset relative weakness in the information technology sector, where poor stock selection detracted from results, led by weakness in CommScope, Inc. and Accenture Ltd. Our underweight position in the utilities sector proved detrimental, as the sector was the second best performer in the market for the period. Finally, poor stock selection in the telecommunications sector also negatively affected results due to weakness in our position in Verizon Communications, Inc.

Within the fixed income portfolio, performance benefited in the first half of the period from our overweight position in credit product, such as corporate bonds and high yield issues, as investors' quest for yield resulted in a narrowing of credit spreads. In the second half of the period, our relatively short duration profile and a reduction in our credit exposure contributed favorably to performance, reflecting our more cautious posture in anticipation of rising long-term bond yields.

What changes were made to the portfolio during the period?

We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we continued to reposition our technology holdings, increasing positions in both Intel Corp. and Intersil Corp., reducing our position in Agilent Technologies, Inc., selling our


4       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005
remaining stake in Texas Instruments and introducing Cisco Systems, Inc. to the portfolio. We expect both Intel and Intersil to benefit from accelerating corporate technology spending in 2005 and each has opportunities to gain market share from new product cycles. Agilent, by contrast, continues to struggle in its core semiconductor test business and its current valuation leaves little room for disappointment. Cisco is the dominant provider of enterprise networking equipment, a market we expect will deliver double-digit growth over the next few years as customers address an aging installed base, security concerns and cost-reduction imperatives. Due to its global reach and brand, Cisco should also benefit from opportunities in emerging markets. The company is in fine financial condition with more than $20 billion in net cash, over $6 billion in annual free cash flow and a 20% return on equity in 2004. Most importantly, the stock sells at near 20-year-low valuation parameters, suggesting a very favorable risk/reward profile for investors.

We also began to reposition our media holdings, reducing positions in Clear Channel Communications, Inc., Interpublic Group of Cos., Inc. and Viacom, Inc. after recent gains, while introducing News Corp. to the portfolio. News Corp. is the cheapest of the major media companies despite offering one of the industry's fastest operating income growth rates driven by its cable networks and satellite operations. The company also benefits from its control of both content and distribution assets on a global basis. As a number of short-term pressures abate, we expect the stock to provide attractive returns. We continued to reduce positions in several economically sensitive companies such as CSX Corp., United Technologies Corp. and U.S. Steel, whose stock prices appreciated sharply in response to strong economic tailwinds and better-than-expected earnings results. We established new positions in food and beverage companies Cadbury Schweppes Plc and Sara Lee Corp., each of which is repositioning its business mix to generate faster growth and higher profitability. We believe investors fail to appreciate the favorable effects of these measures, affording us attractive investment opportunities in these companies. We sold our remaining position in Carnival Cruise Lines after a 45% gain in 2004 and eliminated Pfizer, Inc. from the portfolio subsequent to the negative cardiovascular findings associated with its Celebrex drug.

Within the fixed income portfolio, we significantly reduced our exposure to both investment-grade corporate and high yield bonds at the turn of the year, while improving the overall credit quality of the corporate bonds we retained. This more closely aligns the Fund's fixed income component with its benchmark and should lessen volatility. We also reduced exposure to the domestic auto sector subsequent to recent earnings disappointments from these companies. Looking ahead, we believe our fixed income duration decision will be a key driver of performance. We also believe there may be opportunity in 30-year U.S. Treasury issues given the pending pension reform proposals that could enhance demand for such long-dated securities, even in light of the Treasury's decision to reconsider issuance of 30-year bonds.

How would you characterize the Fund's position at the close of the period?

At period-end, 64.2% of portfolio net assets was invested in equities, 34.4% in fixed income securities, and 1.4% in cash equivalents. This compares to 63.9% equities, 35.3% fixed income and 0.8% cash equivalents at the end of September 2004.

We anticipate a more constructive environment for equities as we move through 2005, driven by steady economic growth, moderating inflation, improved corporate and consumer confidence and double-digit corporate earnings gains. We are increasingly concerned, however, that relatively high stock market valuations already reflect many of these favorable developments, increasing the risk of disappointment and a further stock market correction. We also are concerned about the paucity of new investment ideas that meet both our quality and valuation criteria, encouraging an even greater sensitivity to downside risk in the application of our risk/reward analysis. We would consider reducing the magnitude of our overweight position in equities if not for our longstanding view that profit-making opportunities in the fixed income market will be severely limited as the Fed continues to reverse its accommodative monetary policy position by increasing short-term interest rates. Finally, we expect continued volatility as economic and political events affect short-term investor sentiment, and will look to be opportunistic to take full advantage of the Fund's flexibility.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

April 12, 2005


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005         5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                          6-Month           12-Month             10-Year
As of March 31, 2005                                    Total Return      Total Return         Total Return
===========================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*             +5.10%            +5.40%              +111.36%
-----------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*             +4.71             +4.56               + 98.67
-----------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*             +4.73             +4.61               + 95.57
-----------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class I Shares*             +5.26             +5.65               +116.70
-----------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class R Shares*             +5.00             +5.14               +107.66
-----------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                         +6.88             +6.69               +178.73
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                    +0.47             +1.15               + 99.32
-----------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Performance Data (concluded)

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/05                                +5.40%         -0.14%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                              +2.37          +1.27
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                               +7.77          +7.19
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                     Return          Return
                                                  Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/05                                +4.56%         +0.62%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                              +1.58          +1.27
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                               +7.11          +7.11
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                     Return          Return
                                                  Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/05                                +4.61%         +3.63%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                              +1.58          +1.58
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                               +6.94          +6.94
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 3/31/05                                 +5.65%        +0.11%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                               +2.63         +1.53
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                                +8.04         +7.46
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Class R Shares                                                            Return
================================================================================
One Year Ended 3/31/05                                                    +5.14%
--------------------------------------------------------------------------------
Five Years Ended 3/31/05                                                  +2.26
--------------------------------------------------------------------------------
Ten Years Ended 3/31/05                                                   +7.58
--------------------------------------------------------------------------------


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005         7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2004 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                     Expenses Paid
                                                   Beginning          Ending       During the Period*
                                                 Account Value     Account Value   October 1, 2004 to
                                                October 1, 2004   March 31, 2005    March 31, 2005
=====================================================================================================
Actual
=====================================================================================================
Class A                                              $1,000          $1,051.00           $4.24
-----------------------------------------------------------------------------------------------------
Class B                                              $1,000          $1,047.10           $8.17
-----------------------------------------------------------------------------------------------------
Class C                                              $1,000          $1,047.30           $8.17
-----------------------------------------------------------------------------------------------------
Class I                                              $1,000          $1,052.60           $2.97
-----------------------------------------------------------------------------------------------------
Class R                                              $1,000          $1,050.00           $5.52
=====================================================================================================
Hypothetical (5% annual return before expenses)**
=====================================================================================================
Class A                                              $1,000          $1,020.79           $4.18
-----------------------------------------------------------------------------------------------------
Class B                                              $1,000          $1,016.95           $8.05
-----------------------------------------------------------------------------------------------------
Class C                                              $1,000          $1,016.95           $8.05
-----------------------------------------------------------------------------------------------------
Class I                                              $1,000          $1,022.04           $2.92
-----------------------------------------------------------------------------------------------------
Class R                                              $1,000          $1,019.55           $5.44
-----------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.83% for Class A, 1.60% for Class B, 1.60% for Class C, .58% for Class I and 1.08% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Schedule of Investments                                        (in U.S. dollars)

Industry+                          Shares Held     Common Stocks                                                  Value
==========================================================================================================================
Aerospace & Defense--3.3%            1,000,000     Honeywell International, Inc.                            $   37,210,000
                                       100,000     Northrop Grumman Corp.                                        5,398,000
                                       700,000     Raytheon Co.                                                 27,090,000
                                       250,000     United Technologies Corp.                                    25,415,000
                                                                                                            --------------
                                                                                                                95,113,000
==========================================================================================================================
Beverages--1.1%                        675,000     Anheuser-Busch Cos., Inc.                                    31,988,250
==========================================================================================================================
Building Products--1.2%              1,000,000     Masco Corp.                                                  34,670,000
==========================================================================================================================
Capital Markets--2.7%                  500,000     Janus Capital Group, Inc.                                     6,975,000
                                     1,200,000     Mellon Financial Corp.                                       34,248,000
                                       650,000     Morgan Stanley                                               37,212,500
                                                                                                            --------------
                                                                                                                78,435,500
==========================================================================================================================
Chemicals--1.1%                        600,000     E.I. du Pont de Nemours & Co. (d)                            30,744,000
==========================================================================================================================
Commercial Banks--2.3%                 400,000     PNC Financial Services Group, Inc.                           20,592,000
                                       750,000     Wells Fargo & Co.                                            44,850,000
                                                                                                            --------------
                                                                                                                65,442,000
==========================================================================================================================
Communications Equipment--1.5%         750,000     Cisco Systems, Inc. (e)                                      13,417,500
                                     1,950,000     CommScope, Inc. (e)                                          29,172,000
                                                                                                            --------------
                                                                                                                42,589,500
==========================================================================================================================
Computers & Peripherals--2.3%        1,000,000     Hewlett-Packard Co.                                          21,940,000
                                       500,000     International Business Machines Corp.                        45,690,000
                                                                                                            --------------
                                                                                                                67,630,000
==========================================================================================================================
Diversified Financial Services--2.2%   950,000     Citigroup, Inc.                                              42,693,000
                                       600,000     JPMorgan Chase & Co.                                         20,760,000
                                                                                                            --------------
                                                                                                                63,453,000
==========================================================================================================================
Diversified Telecommunication          900,000     Verizon Communications, Inc.                                 31,950,000
Services--1.1%
==========================================================================================================================
Electronic Equipment &                 250,000     Agilent Technologies, Inc. (e)                                5,550,000
Instruments--0.2%
==========================================================================================================================
Energy Equipment & Services--1.7%      500,000     GlobalSantaFe Corp.                                          18,520,000
                                       200,000     Schlumberger Ltd.                                            14,096,000
                                       300,000     Weatherford International Ltd. (d)(e)                        17,382,000
                                                                                                            --------------
                                                                                                                49,998,000
==========================================================================================================================
Food Products--3.9%                    500,000     Cadbury Schweppes Plc                                        20,350,000
                                       400,000     General Mills, Inc.                                          19,660,000
                                       150,000     Nestle SA Registered Shares                                  41,184,244
                                       600,000     Sara Lee Corp.                                               13,296,000
                                       250,000     Unilever NV (NY Registered Shares) (a)                       17,105,000
                                                                                                            --------------
                                                                                                               111,595,244
==========================================================================================================================
Health Care Equipment &              1,000,000     Baxter International, Inc.                                   33,980,000
Supplies--1.7%                         500,000     Boston Scientific Corp. (e)                                  14,645,000
                                                                                                            --------------
                                                                                                                48,625,000
==========================================================================================================================
Health Care Providers &                400,000     AmerisourceBergen Corp.                                      22,916,000
Services--1.7%                         500,000     HCA, Inc.                                                    26,785,000
                                                                                                            --------------
                                                                                                                49,701,000
==========================================================================================================================
Hotels, Restaurants & Leisure--1.1%  1,000,000     McDonald's Corp.                                             31,140,000
==========================================================================================================================
Household Products--1.5%               650,000     Kimberly-Clark Corp.                                         42,724,500
==========================================================================================================================
IT Services--0.9%                    1,000,000     Accenture Ltd. Class A (d)(e)                                24,150,000
                                       100,000     Computer Sciences Corp. (e)                                   4,585,000
                                                                                                            --------------
                                                                                                                28,735,000
==========================================================================================================================


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005         9

Schedule of Investments (continued)                            (in U.S. dollars)

Industry+                          Shares Held     Common Stocks                                                  Value
==========================================================================================================================
Industrial Conglomerates--2.9%       1,200,000     General Electric Co.                                     $   43,272,000
                                     1,200,000     Tyco International Ltd.                                      40,560,000
                                                                                                            --------------
                                                                                                                83,832,000
==========================================================================================================================
Insurance--4.0%                        950,000     ACE Ltd.                                                     39,206,500
                                       575,000     American International Group, Inc.                           31,860,750
                                       775,000     Prudential Financial, Inc.                                   44,485,000
                                                                                                            --------------
                                                                                                               115,552,250
==========================================================================================================================
Machinery--1.3%                      1,000,000     Dover Corp.                                                  37,790,000
==========================================================================================================================
Media--3.2%                            100,000     Clear Channel Communications, Inc.                            3,447,000
                                       500,000     Comcast Corp. Special Class A (e)                            16,700,000
                                     1,000,000     Interpublic Group of Cos., Inc. (d)(e)                       12,280,000
                                     1,000,000     News Corp. Class A                                           16,920,000
                                       750,000     Viacom, Inc. Class B                                         26,122,500
                                       625,000     Walt Disney Co. (d)                                          17,956,250
                                                                                                            --------------
                                                                                                                93,425,750
==========================================================================================================================
Metals & Mining--1.6%                  650,000     Alcoa, Inc.                                                  19,753,500
                                       500,000     United States Steel Corp.                                    25,425,000
                                                                                                            --------------
                                                                                                                45,178,500
==========================================================================================================================
Oil & Gas--5.9%                        800,000     Devon Energy Corp.                                           38,200,000
                                       500,000     EnCana Corp.                                                 35,210,000
                                       500,000     Exxon Mobil Corp.                                            29,800,000
                                       450,000     Murphy Oil Corp.                                             44,428,500
                                       200,000     Total SA (a)                                                 23,446,000
                                                                                                            --------------
                                                                                                               171,084,500
==========================================================================================================================
Paper & Forest Products--2.5%        1,000,000     International Paper Co.                                      36,790,000
                                       500,000     Weyerhaeuser Co.                                             34,250,000
                                                                                                            --------------
                                                                                                                71,040,000
==========================================================================================================================
Personal Products--0.5%                350,000     Avon Products, Inc.                                          15,029,000
==========================================================================================================================
Pharmaceuticals--2.8%                  600,000     GlaxoSmithKline Plc (a)                                      27,552,000
                                       950,000     Schering-Plough Corp.                                        17,242,500
                                       875,000     Wyeth                                                        36,907,500
                                                                                                            --------------
                                                                                                                81,702,000
==========================================================================================================================
Road & Rail--0.8%                      200,000     Burlington Northern Santa Fe Corp.                           10,786,000
                                       300,000     CSX Corp.                                                    12,495,000
                                                                                                            --------------
                                                                                                                23,281,000
==========================================================================================================================
Semiconductors & Semiconductor       1,250,000     Applied Materials, Inc. (e)                                  20,312,500
Equipment--2.0%                        900,000     Intel Corp. (d)                                              20,907,000
                                       850,000     Intersil Corp. Class A (d)                                   14,722,000
                                       300,000     Micron Technology, Inc. (d)(e)                                3,102,000
                                                                                                            --------------
                                                                                                                59,043,500
==========================================================================================================================
Software--2.3%                         600,000     Citrix Systems, Inc. (d)(e)                                  14,292,000
                                     1,700,000     Microsoft Corp.                                              41,089,000
                                     1,300,000     Siebel Systems, Inc. (e)                                     11,869,000
                                                                                                            --------------
                                                                                                                67,250,000
==========================================================================================================================
Specialty Retail--2.0%               1,100,000     Limited Brands                                               26,730,000
                                     1,000,000     Office Depot, Inc. (e)                                       22,180,000
                                       350,000     TJX Cos., Inc.                                                8,620,500
                                                                                                            --------------
                                                                                                                57,530,500
==========================================================================================================================
Thrifts & Mortgage Finance--0.9%      500,000     Fannie Mae                                                    27,225,000
--------------------------------------------------------------------------------------------------------------------------
                                                  Total Investments in Common Stocks
                                                  (Cost--$1,467,467,709)--64.2%                              1,859,047,994
==========================================================================================================================


10      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

                           Beneficial Interest     Mutual Funds                                                         Value
================================================================================================================================
                                  $934,000,000     Master Core Bond Portfolio (b)                                 $  998,919,139
--------------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Mutual Funds
                                                   (Cost--$1,000,637,896)--34.4%                                     998,919,139
================================================================================================================================

                                                   Short-Term Securities
================================================================================================================================
                                  $   46,596,391   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)        46,596,391
                                      59,324,150   Merrill Lynch Liquidity Series, LLC Money Market Series (b)(c)     59,324,150
--------------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Short-Term Securities
                                                   (Cost--$105,920,541)--3.7%                                        105,920,541
================================================================================================================================
                          Total Investments (Cost--$2,574,026,146*)--102.3%   2,963,887,674

                          Liabilities in Excess of Other Assets--(2.3%)                                              (66,623,288)
                                                                                                                  --------------
                          Net Assets--100.0%                                                                      $2,897,264,386
                                                                                                                  ==============

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................    $2,586,972,503
                                                                 ==============
      Gross unrealized appreciation .........................    $  486,094,497
      Gross unrealized depreciation .........................      (109,179,326)
                                                                 --------------
      Net unrealized appreciation ...........................    $  376,915,171
                                                                 ==============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)   Depositary Receipts.
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      -------------------------------------------------------------------------
                                                                     Interest/
                                                         Net          Dividend
      Affiliate                                       Activity         Income
      -------------------------------------------------------------------------
      Master Core Bond Portfolio                    $(80,000,000)   $18,789,259

      Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                           $ 31,344,565    $   466,763

      Merrill Lynch Liquidity Series, LLC
      Money Market Series                           $ 39,074,950    $    15,199
      -------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.
(e)   Non-income producing security.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        11

Statement of Assets and Liabilities

As of March 31, 2005
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (including securities loaned of $58,022,788)
                        (identified cost--$1,467,467,709) ...............................                        $ 1,859,047,994
                       Investments in affiliated securities, at value
                        (identified cost--$1,106,558,437)
                       Receivables:
                          Dividends .....................................................    $     2,315,870
                          Capital shares sold ...........................................          1,825,843
                          Interest from affiliates ......................................            100,181
                          Securities lending ............................................              2,262           4,244,156
                                                                                             ---------------
                       Prepaid expenses .................................................                                 36,715
                                                                                                                 ---------------
                       Total assets .....................................................                          2,968,168,545
                                                                                                                 ---------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ........................                             59,324,150
                       Payables:
                          Capital shares redeemed .......................................          5,261,499
                          Securities purchased ..........................................          3,557,250
                          Other affiliates ..............................................          1,319,416
                          Administrator .................................................            778,873
                          Distributor ...................................................            641,946          11,558,984
                                                                                             ---------------
                       Accrued expenses and other liabilities ...........................                                 21,025
                                                                                                                 ---------------
                       Total liabilities ................................................                             70,904,159
                                                                                                                 ---------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets .......................................................                        $ 2,897,264,386
                                                                                                                 ===============
================================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value,
                        200,000,000 shares authorized ...................................                        $     3,869,786
                       Class B Shares of Common Stock, $.10 par value,
                        500,000,000 shares authorized ...................................                              1,394,554
                       Class C Shares of Common Stock, $.10 par value,
                        200,000,000 shares authorized ...................................                                493,041
                       Class I Shares of Common Stock, $.10 par value,
                        400,000,000 shares authorized ...................................                              5,232,572
                       Class R Shares of Common Stock, $.10 par value,
                        500,000,000 shares authorized ...................................                                 14,820
                       Paid-in capital in excess of par .................................                          2,438,775,802
                       Undistributed investment income--net .............................    $     9,148,333
                       Undistributed realized capital gains--net ........................         48,455,220
                       Unrealized appreciation--net .....................................        389,880,258
                                                                                             ---------------
                       Total accumulated earnings--net ..................................                            447,483,811
                                                                                                                 ---------------
                       Net Assets .......................................................                        $ 2,897,264,386
                                                                                                                 ===============
================================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $1,023,262,336 and 38,697,857
                        shares outstanding ..............................................                        $         26.44
                                                                                                                 ===============
                       Class B--Based on net assets of $358,586,459 and 13,945,536
                        shares outstanding ..............................................                        $         25.71
                                                                                                                 ===============
                       Class C--Based on net assets of $123,981,002 and 4,930,410
                        shares outstanding ..............................................                        $         25.15
                                                                                                                 ===============
                       Class I--Based on net assets of $1,387,621,047 and 52,325,723
                        shares outstanding ..............................................                        $         26.52
                                                                                                                 ===============
                       Class R--Based on net assets of $3,813,542 and 148,202 shares
                        outstanding .....................................................                        $         25.73
                                                                                                                 ===============

      See Notes to Financial Statements.


12      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Statement of Operations

For the Six Months Ended March 31, 2005
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $122,609 foreign withholding tax) ..............                        $    22,762,917
                       Interest (including $466,763 from affiliates) ....................                                524,958
                       Securities lending--net ..........................................                                 15,199
                       Net investment income allocated from the Master Portfolio:
                          Interest ......................................................                             19,189,919
                          Dividends .....................................................                                128,771
                          Securities lending--net .......................................                                 14,189
                          Expenses ......................................................                               (543,620)
                                                                                                                 ---------------
                       Total investment income and net investment income allocated
                       from the Master Portfolio ........................................                             42,092,333
                                                                                                                 ---------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................    $     6,157,973
                       Account maintenance and distribution fees--Class B ...............          2,009,580
                       Account maintenance fees--Class A ................................          1,316,696
                       Transfer agent fees--Class I .....................................            916,952
                       Transfer agent fees--Class A .....................................            683,109
                       Account maintenance and distribution fees--Class C ...............            653,476
                       Transfer agent fees--Class B .....................................            311,652
                       Transfer agent fees--Class C .....................................            104,293
                       Printing and shareholder reports .................................             77,379
                       Custodian fees ...................................................             66,272
                       Professional fees ................................................             46,395
                       Registration fees ................................................             35,638
                       Pricing fees .....................................................             32,762
                       Directors' fees and expenses .....................................             13,773
                       Account maintenance and distribution fees--Class R ...............             10,810
                       Transfer agent fees--Class R .....................................              2,817
                       Other ............................................................             48,000
                                                                                             ---------------
                       Total expenses before waiver .....................................         12,487,577
                       Waiver of expenses ...............................................           (331,373)
                                                                                             ---------------
                       Total expenses after waiver ......................................                             12,156,204
                                                                                                                 ---------------
                       Investment income--net ...........................................                             29,936,129
                                                                                                                 ---------------
================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ..............................................         57,731,253
                          Futures contracts and swaps--net ..............................               (391)
                          Foreign currency transactions--net ............................          1,350,170
                          Allocations from the Master Portfolio--net ....................          3,490,083          62,571,115
                                                                                             -----------------------------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ..............................................         70,947,059
                          Foreign currency transactions--net ............................              9,617
                          Allocations from the Master Portfolio--net ....................        (11,110,123)         59,846,553
                                                                                             -----------------------------------
                       Total realized and unrealized gain--net ..........................                            122,417,668
                                                                                                                 ---------------
                       Net Increase in Net Assets Resulting from Operations .............                        $   152,353,797
                                                                                                                 ===============

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        13

Statements of Changes in Net Assets

                                                                                               For the Six           For the
                                                                                               Months Ended         Year Ended
                                                                                                 March 31,         September 30,
Increase (Decrease) in Net Assets:                                                                 2005                2004
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................    $    29,936,129     $    44,597,121
                       Realized gain--net ...............................................         62,571,115         220,527,337
                       Change in unrealized appreciation/depreciation-- net .............         59,846,553         106,159,556
                                                                                             -----------------------------------
                       Net increase in net assets resulting from operations .............        152,353,797         371,284,014
                                                                                             -----------------------------------
================================================================================================================================
Dividends & Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .......................................................        (13,559,347)        (17,304,555)
                          Class B .......................................................         (3,632,646)         (4,404,210)
                          Class C .......................................................         (1,239,838)         (1,297,643)
                          Class I .......................................................        (19,765,370)        (27,387,602)
                          Class R .......................................................            (66,650)            (21,330)
                       Realized gain--net:
                          Class A .......................................................        (48,588,259)                 --
                          Class B .......................................................        (19,229,346)                 --
                          Class C .......................................................         (6,332,810)                 --
                          Class I .......................................................        (64,478,032)                 --
                          Class R .......................................................           (245,610)                 --
                                                                                             -----------------------------------
                       Net decrease in net assets resulting from dividends and
                       distributions to shareholders ....................................       (177,137,908)        (50,415,340)
                                                                                             -----------------------------------
================================================================================================================================
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share transactions       (106,855,665)       (547,925,005)
                                                                                             -----------------------------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets .....................................       (131,639,776)       (227,056,331)
                       Beginning of period ..............................................      3,028,904,162       3,255,960,493
                                                                                             -----------------------------------
                       End of period* ...................................................    $ 2,897,264,386     $ 3,028,904,162
                                                                                             ===================================
                        * Undistributed investment income--net ..........................    $     9,148,333     $    17,476,055
                                                                                             ===================================

      See Notes to Financial Statements.


14      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Financial Highlights

                                                                                       Class A
                                               -----------------------------------------------------------------------------------
                                               For the Six        For the    For the Period
The following per share data and ratios        Months Ended     Year Ended    April 1, 2003       For the Year Ended March 31,
have been derived from information               March 31,       Sept. 30,    to Sept. 30,   -------------------------------------
provided in the financial statements.              2005            2004           2003          2003         2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ...  $    26.69      $    24.25     $    21.68    $    27.50   $    28.31    $    32.58
                                                ----------------------------------------------------------------------------------
      Investment income--net*** ..............         .27             .37            .21           .59          .64           .82
      Realized and unrealized gain (loss)--net        1.09            2.49           2.64         (5.57)         .65         (1.17)
                                                ----------------------------------------------------------------------------------
      Total from investment operations .......        1.36            2.86           2.85         (4.98)        1.29          (.35)
                                                ----------------------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net ..............        (.35)           (.42)          (.28)         (.63)        (.69)         (.93)
         Realized gain--net ..................       (1.26)             --             --          (.21)       (1.41)        (2.99)
                                                ----------------------------------------------------------------------------------
      Total dividends and distributions ......       (1.61)           (.42)          (.28)         (.84)       (2.10)        (3.92)
                                                ----------------------------------------------------------------------------------
      Net asset value, end of period .........  $    26.44      $    26.69     $    24.25    $    21.68   $    27.50    $    28.31
                                                ==================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .....        5.10%+         11.87%         13.16%+      (18.26%)       4.78%        (1.35%)
                                                ==================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ................         .83%*++         .83%++         .85%*         .84%         .82%          .84%
                                                ==================================================================================
      Expenses ...............................         .85%*++         .84%++         .85%*         .84%         .82%          .84%
                                                ==================================================================================
      Investment income--net .................        2.01%*          1.42%          1.71%*        2.47%        2.35%         2.64%
                                                ==================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands)  $1,023,262      $1,052,738     $1,023,861    $  939,989   $1,311,739    $1,311,854
                                                ==================================================================================
      Portfolio turnover .....................           5%             17%            47%           52%          31%           46%
                                                ==================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        15

                                                                                       Class B
                                               -----------------------------------------------------------------------------------
                                               For the Six        For the    For the Period
The following per share data and ratios        Months Ended     Year Ended    April 1, 2003       For the Year Ended March 31,
have been derived from information               March 31,       Sept. 30,    to Sept. 30,   -------------------------------------
provided in the financial statements.              2005            2004           2003          2003         2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ...  $    25.98      $    23.59     $    21.09    $    26.75   $    27.56    $    31.77
                                                ----------------------------------------------------------------------------------
      Investment income--net*** ..............         .16             .17            .11           .39          .42           .56
      Realized and unrealized gain (loss)--net        1.07            2.42           2.57         (5.42)         .64         (1.13)
                                                ----------------------------------------------------------------------------------
      Total from investment operations .......        1.23            2.59           2.68         (5.03)        1.06          (.57)
                                                ----------------------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net ..............        (.24)           (.20)          (.18)         (.42)        (.46)         (.65)
         Realized gain--net ..................       (1.26)             --             --          (.21)       (1.41)        (2.99)
                                                ----------------------------------------------------------------------------------
      Total dividends and distributions ......       (1.50)           (.20)          (.18)         (.63)       (1.87)        (3.64)
                                                ----------------------------------------------------------------------------------
      Net asset value, end of period .........  $    25.71      $    25.98     $    23.59    $    21.09   $    26.75    $    27.56
                                                ==================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .....        4.71%+         10.99%         12.73%+      (18.93%)       4.01%        (2.11%)
                                                ==================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ................        1.60%*++        1.60%++        1.62%*        1.62%        1.59%         1.61%
                                                ==================================================================================
      Expenses ...............................        1.62%*++        1.63%++        1.62%*        1.62%        1.59%         1.61%
                                                ==================================================================================
      Investment income--net .................        1.26%*           .66%           .95%*        1.69%        1.58%         1.87%
                                                ==================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands)  $  358,586      $  434,115     $  632,673    $  680,419   $1,222,487    $1,659,152
                                                ==================================================================================
      Portfolio turnover .....................           5%             17%            47%           52%          31%           46%
                                                ==================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


16      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

                                                                                       Class C
                                               -----------------------------------------------------------------------------------
                                               For the Six        For the    For the Period
The following per share data and ratios        Months Ended     Year Ended    April 1, 2003       For the Year Ended March 31,
have been derived from information               March 31,       Sept. 30,    to Sept. 30,   -------------------------------------
provided in the financial statements.              2005            2004           2003          2003         2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ...  $    25.45      $    23.14     $    20.70    $    26.29   $    27.14    $    31.36
                                                ----------------------------------------------------------------------------------
      Investment income--net*** ..............         .16             .16            .11           .38          .41           .55
      Realized and unrealized gain (loss)--net        1.05            2.37           2.52         (5.32)         .63         (1.12)
                                                ----------------------------------------------------------------------------------
      Total from investment operations .......        1.21            2.53           2.63         (4.94)        1.04          (.57)
                                                ----------------------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net ..............        (.25)           (.22)          (.19)         (.44)        (.48)         (.66)
         Realized gain--net ..................       (1.26)             --             --          (.21)       (1.41)        (2.99)
                                                ----------------------------------------------------------------------------------
      Total dividends and distributions ......       (1.51)           (.22)          (.19)         (.65)       (1.89)        (3.65)
                                                ----------------------------------------------------------------------------------
      Net asset value, end of period .........  $    25.15      $    25.45     $    23.14    $    20.70   $    26.29    $    27.14
                                                ==================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .....        4.73%+         10.98%         12.72%+      (18.92%)       4.01%        (2.13%)
                                                ==================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ................        1.60%*++        1.61%++        1.63%*        1.63%        1.61%         1.62%
                                                ==================================================================================
      Expenses ...............................        1.63%*++        1.63%++        1.63%*        1.63%        1.61%         1.62%
                                                ==================================================================================
      Investment income--net .................        1.24%*           .64%           .93%*        1.69%        1.59%         1.86%
                                                ==================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands)  $  123,981      $  134,013     $  143,482    $  137,674   $  199,774    $  212,278
                                                ==================================================================================
      Portfolio turnover .....................           5%             17%            47%           52%          31%           46%
                                                ==================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        17

                                                                                       Class I
                                               -----------------------------------------------------------------------------------
                                               For the Six        For the    For the Period
The following per share data and ratios        Months Ended     Year Ended    April 1, 2003       For the Year Ended March 31,
have been derived from information               March 31,       Sept. 30,    to Sept. 30,   -------------------------------------
provided in the financial statements.              2005            2004           2003          2003         2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ...  $    26.76      $    24.31     $    21.73    $    27.58   $    28.38    $    32.66
                                                ----------------------------------------------------------------------------------
      Investment income--net*** ..............         .30             .44            .24           .65          .71           .90
      Realized and unrealized gain (loss)--net        1.11            2.50           2.65         (5.60)         .66         (1.18)
                                                ----------------------------------------------------------------------------------
      Total from investment operations .......        1.41            2.94           2.89         (4.95)        1.37          (.28)
                                                ----------------------------------------------------------------------------------
      Less dividends and distributions:
         Investment income--net ..............        (.39)           (.49)          (.31)         (.69)        (.76)        (1.01)
         Realized gain--net ..................       (1.26)             --             --          (.21)       (1.41)        (2.99)
                                                ----------------------------------------------------------------------------------
      Total dividends and distributions ......       (1.65)           (.49)          (.31)         (.90)       (2.17)        (4.00)
                                                ----------------------------------------------------------------------------------
      Net asset value, end of period .........  $    26.52      $    26.76     $    24.31    $    21.73   $    27.58    $    28.38
                                                ==================================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .....        5.26%+         12.17%         13.31%+      (18.09%)       5.07%        (1.12%)
                                                ==================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ................         .58%*++         .58%++         .60%*         .59%         .57%          .59%
                                                ==================================================================================
      Expenses ...............................         .60%*++         .60%++         .60%*         .59%         .57%          .59%
                                                ==================================================================================
      Investment income--net .................        2.26%*          1.67%          1.97%*        2.72%        2.60%         2.89%
                                                ==================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands)  $1,387,621      $1,405,513     $1,455,944    $1,396,989   $1,957,869    $2,142,945
                                                ==================================================================================
      Portfolio turnover .....................           5%             17%            47%           52%          31%           46%
                                                ==================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


18      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Financial Highlights (concluded)

                                                                                        Class R
                                                             -------------------------------------------------------------
                                                               For the          For the          For the    For the Period
                                                             Six Months           Year           Period       January 3,
                                                                Ended            Ended        April 1, 2003    2003++
The following per share data and ratios have been derived     March 31,         Sept. 30,      to Sept. 30,  to March 31,
from information provided in the financial statements.          2005              2004             2003         2003
==========================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $   26.03         $   23.71        $   21.20    $   22.07
                                                              ------------------------------------------------------------
                   Investment income--net*** ..............         .24               .30              .24          .20
                   Realized and unrealized gain (loss)--net        1.06              2.45             2.27        (1.07)
                                                              ------------------------------------------------------------
                   Total from investment operations .......        1.30              2.75             2.51         (.87)
                                                              ------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............        (.34)             (.43)              --+          --
                      Realized gain--net ..................       (1.26)               --               --           --
                                                              ------------------------------------------------------------
                   Total dividends and distributions ......       (1.60)             (.43)              --+          --
                                                              ------------------------------------------------------------
                   Net asset value, end of period .........   $   25.73         $   26.03        $   23.71    $   21.20
                                                              ============================================================
==========================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....        5.00%@@          11.67%           13.31%@@     (3.94%)@@
                                                              ============================================================
==========================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver ................        1.08%*+++         1.07%+++         1.10%*       1.09%*
                                                              ============================================================
                   Expenses ...............................        1.10%*+++         1.07%+++         1.10%*       1.09%*
                                                              ============================================================
                   Investment income--net .................        1.84%*            1.10%            2.07%*       2.76%*
                                                              ============================================================
==========================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $   3,814         $   2,526               --@          --@
                                                              ============================================================
                   Portfolio turnover .....................           5%               17%              47%          52%
                                                              ============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Amount is less than $(.01) per share.
++    Commencement of operations.
+++   Includes the Fund's share of the Master Portfolio's allocated expenses.
@     Amount is less than $1,000.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        19

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing equity, fixed income and convertible securities. The Fund invests the fixed income portion of its assets in Master Core Bond Portfolio (the "Master Portfolio"), of Master Bond Trust (the "Trust"), a mutual fund that has the same objectives and strategies as the fixed income portion of the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at March 31, 2005 was 35.1%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its proportionate investment in the Master Portfolio at fair value.

Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.


20      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        21

(e) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Investment transactions in the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

The Fund also pays an Investment Advisory fee to Fund Asset Management, L.P. ("FAM"), the Trust's investment adviser, to the extent it invests its fixed income assets in the Master Portfolio. The Investment Adviser has contractually agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the Master Portfolio. For the six months ended March 31, 2005, MLIM earned fees of $6,157,973, of which $331,373 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM and FAM, pursuant to which MLAM U.K. provides investment advisory services to MLIM and FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.


22      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ........................................       .25%             --
Class B ........................................       .25%            .75%
Class C ........................................       .25%            .75%
Class R ........................................       .25%            .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM and FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended March 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                             FAMD        MLPF&S
--------------------------------------------------------------------------------
Class A ...............................................     $3,354      $40,226
--------------------------------------------------------------------------------
Class I ...............................................     $  890      $ 9,731
--------------------------------------------------------------------------------

For the six months ended March 31, 2005, MLPF&S received contingent deferred sales charges of $104,780 and $2,958 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $13 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of March 31, 2005, the Fund lent securities with a value of $7,730,790 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended March 31, 2005, MLIM, LLC received $6,616 in securities lending agent fees.

In addition, MLPF&S received $59,369 in commissions on the execution of portfolio security transactions for the six months ended March 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2005 were $99,003,428 and $306,049,225, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $106,855,665 and $547,925,005 for the six months ended March 31, 2005 and for the year ended September 30, 2004, respectively.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        23

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended March 31, 2005                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            720,316       $  19,400,034
Automatic conversion of shares .........          1,491,041          40,156,450
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ...................          2,062,480          54,490,722
                                               --------------------------------
Total issued ...........................          4,273,837         114,047,206
Shares redeemed ........................         (5,021,182)       (134,484,355)
                                               --------------------------------
Net decrease ...........................           (747,345)      $ (20,437,149)
                                               ================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2004                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,356,246       $  35,619,078
Automatic conversion of shares .........          5,379,540         141,486,675
Shares issued to shareholders
   in reinvestment of dividends ........            587,567          15,113,840
                                               --------------------------------
Total issued ...........................          7,323,353         192,219,593
Shares redeemed ........................        (10,103,467)       (265,628,148)
                                               --------------------------------
Net decrease ...........................         (2,780,114)      $ (73,408,555)
                                               ================================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended March 31, 2005                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            519,218       $  13,581,148
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ...................            759,101          19,539,269
                                               --------------------------------
Total issued ...........................          1,278,319          33,120,417
Automatic conversion of shares .........         (1,532,210)        (40,156,450)
Shares redeemed ........................         (2,507,282)        (65,384,216)
                                               --------------------------------
Net decrease ...........................         (2,761,173)      $ (72,420,249)
                                               ================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2004                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,429,253       $  36,446,185
Shares issued to shareholders
   in reinvestment of dividends ........            150,830           3,760,816
                                               --------------------------------
Total issued ...........................          1,580,083          40,207,001
Automatic conversion of shares .........         (5,529,385)       (141,486,675)
Shares redeemed ........................         (6,163,664)       (157,136,143)
                                               --------------------------------
Net decrease ...........................        (10,112,966)      $(258,415,817)
                                               ================================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended March 31, 2005                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            133,928       $   3,419,562
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ...................            252,438           6,353,855
                                               --------------------------------
Total issued ...........................            386,366           9,773,417
Shares redeemed ........................           (721,310)        (18,441,275)
                                               --------------------------------
Net decrease ...........................           (334,944)      $  (8,667,858)
                                               ================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2004                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            380,986       $   9,531,719
Shares issued to shareholders
   in reinvestment of dividends ........             44,060           1,079,752
                                               --------------------------------
Total issued ...........................            425,046          10,611,471
Shares redeemed ........................         (1,361,065)        (34,034,123)
                                               --------------------------------
Net decrease ...........................           (936,019)      $ (23,422,652)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended March 31, 2005                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,139,861       $  57,441,425
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ...................          2,866,760          75,883,129
                                               --------------------------------
Total issued ...........................          5,006,621         133,324,554
Shares redeemed ........................         (5,198,846)       (140,005,613)
                                               --------------------------------
Net decrease ...........................           (192,225)      $  (6,681,059)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2004                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,227,030       $ 111,475,819
Shares issued to shareholders
   in reinvestment of dividends ........            956,126          24,647,188
                                               --------------------------------
Total issued ...........................          5,183,156         136,123,007
Shares redeemed ........................        (12,545,901)       (331,266,098)
                                               --------------------------------
Net decrease ...........................         (7,362,745)      $(195,143,091)
                                               ================================


24      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended March 31, 2005                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            131,363       $   3,447,389
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ...................             12,085             310,823
                                               --------------------------------
Total issued ...........................            143,448           3,758,212
Shares redeemed ........................            (92,288)         (2,407,562)
                                               --------------------------------
Net increase ...........................             51,160       $   1,350,650
                                               ================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended September 30, 2004                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            140,538       $   3,603,146
Shares issued to shareholders
   in reinvestment of dividends ........                844              21,269
                                               --------------------------------
Total issued ...........................            141,382           3,624,415
Shares redeemed ........................            (44,345)         (1,159,305)
                                               --------------------------------
Net increase ...........................             97,037       $   2,465,110
                                               ================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended March 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        25

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involves the selection of the Investment Adviser as the investment adviser to the Fund. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other mutual funds and offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement, the independent directors' and Board's review included the following:

The Investment Adviser's Services and Fund Performance -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment


26      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005
advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indices. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Fund's performance within the group compared for the one, three and five year periods ranked in the top 25% for the one year period and above or just below the median of the group for the other periods measured. The Board concluded that the Fund's performance was consistent with the Fund's investment objective and the renewal of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity and taxable fixed-income investing groups the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio management team and noted that Mr. Schansinger, the manager of the Fund's equity investments, has more than ten years' experience investing in equity securities of U.S. and foreign issuers, and that Messrs. Maldari and Pagano, the managers of the Fund's fixed-income investments, have over ten years' and over eight years' experience, respectively, investing in fixed-income securities. The Board concluded that the Investment Adviser and its investment staff and the Fund's portfolio managers have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other, comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as other mutual funds and off-shore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but determined that the Investment Adviser provided less extensive services to such clients. The Board noted that the Fund ranked generally below the median of its comparable funds classified by Lipper with respect to both its contractual and actual management fee rates and with respect to its overall operating expenses. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other, comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of the services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that the Fund's management fee schedule and that of the Core Portfolio in which it invests its fixed income assets both include breakpoints that reduce the management fee rate as the Fund's assets increase above certain levels and that -- at its current asset size -- the Fund's management fee rate and total operating expenses have decreased as the Fund's assets have risen. The Board also noted that such breakpoints should continue to allow the Fund to share in such economies of scale as its assets increase. The Board also considered the Investment Adviser's agreement to waive the Fund's advisory fee by the amount it pays to the Core Portfolio's investment adviser. The Board determined that the current management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and the sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        27

Proxy Results

During the six-month period ended March 31, 2005, Merrill Lynch Balanced Capital Fund, Inc.'s shareholders voted on the following proposals. Proposals 1, 2A and 2B were approved at a shareholders' meeting on February 28, 2005. With respect to Proposal 4B, the proposal was adjourned. A description of the proposals and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                          Shares Voted     Shares Withheld
                                                                              For            From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.             76,644,592         2,422,885
                                           Donald W. Burton                76,637,895         2,429,582
                                           Laurie Simon Hodrick            76,662,062         2,405,415
                                           John F. O'Brien                 76,642,845         2,424,632
                                           David H. Walsh                  76,639,208         2,428,269
                                           Fred G. Weiss                   76,649,807         2,417,670
----------------------------------------------------------------------------------------------------------------

                                                                     Shares Voted    Shares Voted   Shares Voted
                                                                         For            Against       Abstain
----------------------------------------------------------------------------------------------------------------
2A. To approve changes to fundamental investment
    restriction on borrowing.                                         70,858,739       4,819,263     3,389,475
----------------------------------------------------------------------------------------------------------------
2B. To approve changes to fundamental investment
    restriction on lending.                                           70,651,807       5,010,928     3,404,742
----------------------------------------------------------------------------------------------------------------
4B. To approve an amendment and restatement of the charter
    provisions regarding redemption of fund shares.                    Adjourned       Adjourned     Adjourned
----------------------------------------------------------------------------------------------------------------


28      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John Francis O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Kurt Schansinger, Vice President and
  Senior Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and M. Colyer Crum, Director of Merrill Lynch Balanced Capital Fund, Inc. retired. The Fund's Board of Directors wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the Fund. Effective February 28, 2005, Mr. Doll became President and Director of the Fund.
--------------------------------------------------------------------------------


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        29

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


30      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2005        31

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10252 -- 3/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Balanced Capital Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: May 23, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Balanced Capital Fund, Inc.

Date: May 23, 2005